Supplement to the Current Prospectus

Massachusetts Investors Trust

Effective June 1, 2008, the following paragraph in the sub-section entitled "Exchange Privilege" under the main heading "How to Purchase, Redeem, and Exchange Shares" is deleted in its entirety:

Eligible qualified retirement plans can exchange their Class R1, Class R2, Class R3, and Class R4 shares for shares of the MFS Money Market Fund.


                  The date of this supplement is June 1, 2008.